Exhibit 99.2 COMMERCIAL METALS COMPANY T E N S A R A C Q U I S I T I O N

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, with respect to the proposed acquisition of Tensar and the timing thereof, the ability to obtain regulatory approvals and meet other closing conditions for the proposed acquisition, general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and organic growth provided by acquisitions and strategic investments (including the proposed acquisition of Tensar), demand for our products, metal margins, the effect of COVID-19 and related governmental and economic responses thereto, the ability to operate our steel mills at full capacity, future availability andcostofsupplies ofraw materials and energy for our operations, share repurchases, legal proceedings, the undistributed earnings of our non-U.S. subsidiaries, U.S. non-residential construction activity, international trade, capital expenditures, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations and our expectations or beliefs concerning future events. The statements in this presentation that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management expects, anticipates, believes, estimates, future, intends, may, plans to, ought, could, will, should, likely, appears, projects, forecasts, outlook or other similar words or phrases, as well as by discussions of strategy, plans or intentions. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in Part I, Item 1A, Risk Factors of our annual report on Form 10-K for the fiscal year ended August 31, 2021, as well as the following: the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; failure to retain key management and employees of Tensar; issues or delays in the successful integration of Tensar’s operations with those of CMC, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition of Tensar from its information technology systems to those of CMC, as well as risks associated with other integration or transition of the operations, systems and personnel of Tensar; unfavorable reaction to the acquisition of Tensar by customers competitors, suppliers, partners and employees; restrictions during the pendency of the proposed acquisition that may impact CMC’s ability to pursue certain business opportunities or strategic transactions; changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of our downstream contracts due to rising commodity pricing; impacts from COVID-19 on the economy, demand for our products, global supply chain and on our operations, including the responses of governmental authorities to contain COVID-19 and the impact from the distribution of various COVID-19 vaccines; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; compliance with and changes in existing and future government laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; potential limitations in our or our customers' abilities to access credit and non-compliance by our customers with our contracts; activity in repurchasing shares of our common stock under our repurchase program; financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate other acquisitions, and the effects that acquisitions may have on our financial leverage; operating and start-up risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investment; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; impact of goodwill impairment charges; impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including the impact of the Biden administration on current trade regulations, such as Section 232 trade tariffs, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks (including, in each case, with respect to the proposed acquisition of Tensar); risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. Tensar Acquisition 2

Expanding Our Leadership Position in Construction Reinforcement

CMC – Leader in Concrete Reinforcement for Infrastructure and Non-Residential Construction

#1

Leading Position in ~80% of the Finished Products We Sell

#1

Leader in Environmental Performance
Produce 60% Less Greehouse Gas Emissions [1]
Use 80% Less Energy [1]

~10%

Average Core EBITDA Margins FY 2016 – 2021[2]

+

Tensar – Leader in Engineered Construction Ground Reinforcement Solutions

#1

Leading Position in Geogrids and Geopiers

30%

GHG Emissions Reduction vs Traditional Technologies

~25%

Average EBITDA Margins FY 2016 – 2021

1 Compared to global steel industry average published by the World Steel Association
2 Core EBITDA is a non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document

Tensar Acquisition 3

Compelling Strategic Rationale • Tensar is an industry leader with strong and stable margins, • Deepens and broadens CMC’s exposure to global infrastructure unparalleled innovation capabilities, and a best-in-class investment customer value proposition − Deepens: North American and European concrete roadways and general construction reinforcement markets • Acquisition expands CMC’s construction solutions offering into − Broadens: Sales into 80+ countries globally; non-rebar reinforcement complementary ground reinforcement solutions market, with markets (e.g. asphalt roadways, rail beds, retaining walls, etc.) end-use markets and customers we know well • Strong environmental product performance capable of • Meaningfully extends CMC’s growth runway substantial emissions reductions compared to traditional 1 methods − Estimated total addressable market of $13 billion − Platform for further expansion into complementary high-value engineered solutions − Under-penetrated markets with significant long-term product adoption potential − Opportunity to leverage CMC’s substantial North American and European commercial reach Creates a global leader in construction reinforcement solutions, with improved margin stability and strong free cash flow generation Tensar Acquisition 4 1 Defined as estimated sales of comparable products and services

Complementary Offering Expands CMC’s Portfolio Industry leader in specialty early phase construction reinforcement 1 Diverse geographical exposure and commercial reach 2 Attractive and growing end markets with significant penetration opportunity 3 Proven innovation leader with substantial proprietary intellectual property 4 Best-in-class customer value proposition 5 Strong secular tailwinds 6 Growth-oriented go-to-market strategy 7 Strong sustainability profile aligns with CMC’s values 8

1 Industry Leader in Specialty Early Phase Construction Reinforcement

	Geogrids	Geopiers
Description	• Polymer based products for subgrade ground stabilization, soil reinforcement, and asphalt optimization • Produced in rolled sheets and applied below aggregate base • Increases road base or foundation stability and extends life of asset	• Foundation technology to create building foundations on almost all soil types, including weak and compressible soils • Alternative approach to traditional pilings • Not a manufactured product – Tensar designs solutions and licenses its technology for execution by contractor
Profile	  	
Applications	• Public and private roads – particularly asphalt, but also concrete roads • Infrastructure – rail, ports, airports, mining • Energy – Wind and solar, petrochemical, and oil & gas • Buildings – under loadbearing working surfaces in distribution centers, industrial plants, etc.	• Highway – roadway walls, bridge abutments, embankments • Energy – wind farms • Buildings – distribution centers, data centers, warehouses, industrial plants, healthcare facilities, multi-family residentials

Tensar offers a full range of geogrid products with a focus on difficult applications



Price level
Launched in 2021
Existing products
Performance Requirements

EBITDA Breakdown



Geopier 35%
Geogrid 65%

Geopier gross construction value
(indexed to 2010)



250
200
150
100
50
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
➢ Revenue up 140% since 2010, all growth from new technology launches (2.2x faster than U.S. combined public and non-residential construction spending)

Tensar Acquisition 6

2 Diverse Geographical Exposure and Commercial Reach

Tensar Sells into Over 80 Countries Globally



1
5
2
6
3
4
Geogrid only
Geogrid and Geopier

Geogrid Manufacturing	% of Capacity
1 Morrow, GA	~40%
2 Shadsworth, UK	~30%
3 Peterhof, Russia	~10%
4 Wuhan, China	~20%

Geopier Engineering

- 5 Davidson, NC
- 6 Bonn, Germany

Sales Offices

- Alpharetta, GA
- Blackburn, UK
- St Petersburg, Russia
- Wuhan, China

Revenue Breakdown by Geography



Rest of World
16%
EMEA
23%
Growing in All Regions
North America
61%

- Tensar's geogrid manufacturing footprint is more extensive than competitors and can reach markets around the globe
- Strong logistical capabilities allow Tensar to reliably supply projects
- Team of engineers provide direct support to customers during the design and implementation phases of projects

Tensar Acquisition 7

3 Attractive End-Use Markets; Significant Product Adoption Potential 1 Addressable Market Market Size ($ billion) Current Penetration Applications Market Drivers • Subgrade stabilization• Population growth • Asphalt reinforcement• Infrastructure investment Roadways $7.5 2% • Pavement optimization• Recently enacted U.S. federal infrastructure bill • Access roads• Population growth • Working surfaces• Infrastructure investment Infrastructure and Site $2.4 5% Preparation • Storage of heavy loads• Recently enacted U.S. federal infrastructure bill • Retaining walls, slopes, etc. • Access roads• Transition to renewable energy • Working surfaces• Expansion of oil and gas storage Energy 8% $0.75 facilities • Retaining walls, slopes, etc. • Private roads• E-commerce investments • Working surfaces• Urbanization in emerging markets Buildings $0.4 6% • Retaining walls, slopes, etc.• Non-residential spending • Multi-family housing• Population growth • Distribution and logistics• E-commerce investments Geopiers 6% $2.0 • Office buildings• Non-residential spending • Industrial 1 $13B addressable market Tensar Acquisition 8 1 Defined as estimated sales of comparable products and services Geopiers Geogrid

4 Proven Innovation Leader Tensar has created an unparalleled portfolio of engineered products Original inventor 140 global geopier and geopier technologies of geogrids holding 14 patents U.S. patents • Strong focus on customer needs • Solutions-oriented product and technology development • Patent-protected IP 2 new launches in Several product last 12 months launches upcoming • Highly successful proprietary go-to-market strategy Strong and stable margins ~25% EBITDA >75% free cash • Recognized within the industry as quality, knowledge, and innovation leader margins flow conversion • Portfolio of exclusive products • New product and technology launches drive growth and share of wallet with customers ~60% of revenue from >20% EBITDA patented products margins during GFC Tensar has created a world class and repeatable model for developing, patenting, and commercializing new products and technologies Tensar Acquisition 9 Strong innovation and Strong financial profile protected IP

5 Best-in-Class Customer Value Proposition Project Stakeholders Value Proposition Paths to Achieve Governments Private Owners Proj. Engineers Contractors • Reduced excavated materials volumes Lower • Reduced volumes of aggregates and asphalt required Construction Cost • Reduced time of construction • Less excavation requires less time Faster • Less aggregate and asphalt installation usage requires less time Construction • Less frequent periodic maintenance Lower Total Cost • Extended time to replacement of Ownership • Various combinations of Tensar products and aggregate layer depth Extended Asset allows up to 6x asset life Life • Less material haulage Lower • Less aggregate usage Environmental Impact • Shortened project construction time High Priority Medium Priority Low Priority Example in Focus: Tensar’s leading geogrid product line provides a range of options to project stakeholders – from a 40% reduction in aggregates usage to achieve standard road life to 6x road life when the product is combined with traditional aggregate base depth Tensar Acquisition 10

6 Strong Secular Tailwinds Shift toward green Impact of recent enacted U.S. infrastructure package Tensar products can reduce project related greenhouse At full run-rate, the bill is expected to increase gas emissions by up to 30% Tensar’s revenue by 20% compared to FY 2020 (assumes no additional market penetration gains) Global infrastructure buildout Current lower market penetration Tensar can economically access emerging market Low penetration combined with a strong value countries undergoing major road network expansions proposition creates a long runway for organic growth (e.g. India and South Asia) U.S. labor and commercial driver shortages Tensar products can significantly reduce site excavation and aggregates volumes, which decreases material haulage and construction time, tying up fewer resources for less time Tensar Acquisition 11

7 Growth-Oriented Go-to-Market Strategy Multiple Customer Touchpoints at Multiple Levels Proprietary product offerings Product awareness Proprietary data sets and Approach to relationship and education efforts Full suite of products customer relationship management that is unique (e.g. digital marketing, management tools within the industry seminars, virtual teach-ins) Extensive engineering support Tensar has built an industry leading commercial model that, when combined with a full suite of engineered solutions, creates a strong engine for growth Tensar Acquisition 12

8 Strong Sustainability Profile Aligns with CMC’s Values Proprietary software designed to calculate construction CO2 emissions reduction Up to 65% Reduction in excavation required Up to 40% Less aggregates consumed 99%+ Of product scrap recycled internally Tensar Acquisition 13

Strategically Aligned Acquisition That Builds-Out Our Core • Transaction creates powerful global provider of diverse early phase reinforcement solutions Expands into • Extends CMC’s growth runway complementary Leverages CMC’s − Under-penetrated markets with significant long-term product adoption potential reinforcing core strengths products and − Platform for adjacent growth technologies − Leverages CMC’s commercial reach and brand awareness − Adds profitable geographies and end-use markets • Aligned with core strengths − Customer relationship-focused commercial culture Broadens and Creates platform − Value creation through innovation – product and processes deepens exposure for further growth − Expertise in reinforcing technologies to infrastructure − Operational excellence • Enhances sustainability profile − Tensar reduces CO2 emissions compared to conventional processes − Consistent with CMC’s commitment to environmental stewardship Tensar Acquisition 14

Example of Building CMC’s Value Proposition: Distribution Warehouse CMC Wire Rod • Tensar products are used Mill alongside CMC products in many applications Mesh • CMC is expanding its ability to Concrete panels for outer roof structures Producer serve customers and provide a broader range of construction solutions to project sites CMC MBQ Mill CMC Rebar Mill Steel Ceiling joists, racking, conveyors CMC Rebar Fabricator Rebar for concrete foundation Fabricator Concrete Concrete panels for tilt-up walls Precaster Foundation enhancement, load-bearing improvement Ground stabilization, soil reinforcement Tools, forms, PPE, equipment rentals CMC CRP CMC product / service External product / service Tensar Acquisition 15

Financially Attractive Transaction

Transaction Valuation and Margin Comparisons

EV / FY '21 EBITDA


14 x
12 x
10 x
8 x
6 x
4 x
2 x
0 x
Tensar
Building Materials
Construction Materials

EBITDA Margins


30%
25%
20%
15%
10%
5%
–
Tensar
Building Materials
Construction Materials

Impact on CMC Net Leverage


3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
NM
2.5x
0.9x
0.8x
1.4x
Q4 2019
Q4 2020
Q4 2021
Pro-Forma

Earnings Profile

- Stable EBITDA Margins
  - 5-year average: 25.3%
  - 5-year low: 24.3%
  - 5-year high: 27.5%
  - GFC level: <20%

Earnings Outlook

- 2021 forecasted EBITDA of $60 million
  - Excludes cost synergies of $5 million
- Executing on plan to achieve significant growth over next 5 years
  - Commercialization of existing and new products
  - Baseline growth of key end markets
  - Excludes impact of U.S. infrastructure package

Free Cash Flow Profile

- Far less capital intensive than legacy CMC
- Low capital expenditure requirements, even for new product line launches
- 75%+ free cash flow conversion of EBITDA

1 EBITDA multiple illustrated for Tensar includes cost synergies of $5 million
2 Net debt to EBITDA is a non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document

Tensar Acquisition 16

Transaction Contributes to CMC’s Long-Term Financial Model Through-the-Cycle EBITDA (TTC EBITDA) $810 $800 $690 $700 Core EBITDA $600 $575 $500 $400 $765 $325 $645 $300 Adjusted $540 EBITDA $200 $300 $100 $0 TTC EBITDA at Tranformational TTC EBITDA at Actions in FY Tensar TTC EBITDA - Pro Arizona 2 Initiatives Tensar Growth Long-Term TTC YE FY 2018 Actions YE FY 2020 2021 Acquisition Forma Underway EBITDA Note: Estimated through-the-cycle Adjusted EBITDA levels based on normalized metal margins; estimated through-the-cycle Core EBITDA equals Adjusted EBITDA plus Tensar Acquisition 17 stockbased compensation $ Millions

Transaction Overview • Transaction structured as an equity purchase Key terms • CMC will acquire all related assets, including intellectual property • CMC will also acquire outstanding liabilities • Transaction value of $550 million to be paid at close Consideration and • Subject to customary working capital adjustments financing • Financing options are under consideration • Purchase price represents 8.4x forecast FY 2021 EBITDA inclusive of cost synergies • Balance sheet to remain strong, with healthy leverage metrics Post-close balance • Net debt to EBITDA expected to be ~1.4x after funding of transaction sheet and leverage • Ample organic cash flow to fund key organic growth projects (e.g. Arizona 2 micro mill) • Transaction close pending customary closing conditions, including regulatory approval Timing • Timely execution following receipt of regulatory approval • Accretive to EPS, EBITDA, and cash flow Synergies and • Executable cost synergies of $5 million accretion Tensar Acquisition 18

Appendix Tensar Acquisition 19

Core EBITDA Margin and Net Debt to EBITDA Reconciliations

	12 MONTHS ENDED						
	8/31/2021	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016	FY 2016 to FY 2021 Average
Net sales	$6,729,760	$5,476,486	$5,829,002	$4,642,723	$3,844,069	$4,177,518	
Earnings from continuing operations	$412,865	$278,302	$198,779	$135,237	$50,175	$57,900	
Interest expense	51,904	61,837	71,373	40,957	44,151	62,121	
Income taxes	121,153	92,476	69,681	30,147	15,276	10,810	
Depreciation and amortization	167,613	165,749	158,653	131,508	124,490	126,918	
Amortization of acquired unfavorable backlog	(6,035)	(29,367)	(74,784)	–	–	–	
Asset impairments	6,784	7,611	384	14,372	1,730	40,028	
Adjusted EBITDA from continuing operations[1]	$754,284	$576,608	$424,086	$352,221	$235,822	$297,777	
Non-cash equity compensation	43,677	31,850	25,106	24,038	21,469	26,335	
Gain on sale of assets	(10,334)	–	–	–	–	–	
Loss on extinguishment of debt	16,841	1,778	–	–	22,672	11,480	
Facility closure	10,908	11,105	–	–	–	–	
Labor cost government refund	(1,348)	(2,985)	–	–	–	–	
Acquisition settlement	–	32,123	–	–	–	–	
Purchase accounting effect on inventory	–	–	10,315	–	–	–	
Acquisition and integration related costs	–	–	41,958	25,507	–	–	
Mill operational start-up costs	–	–	–	13,471	–	–	
CMC Steel Oklahoma incentives	–	–	–	(3,000)	–	–	
Severance	–	–	–	–	8,129	–	
Core EBITDA from continuing operations[1]	**$814,028**	**$650,479**	**$501,465**	**$412,237**	**$288,092**	**$335,592**	
Core EBITDA margin	**12.1%**	**11.9%**	**8.6%**	**8.9%**	**7.5%**	**8.0%**	**9.5%**

	8/31/2021	8/31/2020	8/31/2019
Long-term debt	$1,015,415	$1,065,536	$1,227,214
Current maturities of long-term debt and short-term borrowings	54,366	18,149	17,439
Total debt	$1,069,781	$1,083,685	$1,244,653
Less: cash and cash equivalents	497,745	542,103	192,461
Net debt[1]	$572,036	$541,582	$1,052,192
Net debt to Adjusted EBITDA[1]	**0.8 x**	**0.9 x**	**2.5 x**

1 See page 21 for definitions of non-GAAP measures

Tensar Acquisition 20

Definitions for non-GAAP financial measures CORE EBITDA FROM CONTINUING OPERATIONS Core EBITDA from continuing operations is the sum of earnings from continuing operations before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization and asset impairments. Core EBITDA from continuing operations also excludes debt extinguishment costs, non-cash equity compensation, certain gains on sale of assets, certain facility closure costs, acquisition settlement costs and labor cost government refunds. Core EBITDA from continuing operations should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA from continuing operations provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA from continuing operations is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA FROM CONTINUING OPERATIONS Adjusted EBITDA from Continuing Operations is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company's earnings from continuing operations before interest expense, income taxes, depreciation and amortization expense, impairment expense, and amortization of acquired unfavorable contract backlog. Adjusted EBITDA from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA from continuing operations to evaluate our financial performance. Adjusted EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. NET DEBT Net debt is defined as total debt less cash and cash equivalents. NET DEBT TO EBITDA Net debt to EBITDA is defined as: 1) net debt divided by 2) trailing Adjusted EBITDA from continuing operations Tensar Acquisition 21

Thank You Tensar Acquisition 22